January 22, 1997

Securities and Exchange Commission
450 Fifth Street NW
Washington DC 20549

Re: Instructivision, Inc.
    File Ref. No. 0-14411

Form 8 K/A dated January 17, 1997, Item 4 - Changes in Registrant's Certifying Accountant is hereby amended to include the following exhibit to be incorporated in the filing.

Very truly yours,
Rosemary Comras
President
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